Income Taxes - Summary of Deferred income taxes (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets
Lease liability	$ 1,219	$ 1,020	$ 0
Other deferred tax assets	7,025	969	570
Deferred tax liabilities
Right of use assets	(1,210)	(1,099)	0
Intangible assets	(26,446)	(6,144)	(3,080)
Property and equipment	(3,153)	(233)	(534)
Lease payments	(1,010)	0	0
Net deferred tax liability	$ (23,575)	$ (5,486)	$ (3,044)